                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES
                               [LOGO]                               CUSIP 458137
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                            INTEK INFORMATION, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         $.0001 PAR VALUE COMMON STOCK


  THIS CERTIFIES THAT ***************SPECIMEN*****************is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.0001 PAR VALUE OF
                            INTEK INFORMATION, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ G. Daniel Adams, Jr.  [Corporate Seal]    /s/ Timothy C. O'Crowley
                                                        President

                                              COUNTERSIGNED:
                                    AMERICAN SECURITIES TRANSFER & TRUST COMPANY
                                                       1675 Broadway, Suite 1480
                                                          Denver, Colorado 80202


                               By_______________________________________________
                               Transfer Agent and Registrar Authorized Signature

[BACK OF CERTIFICATE]

                            INTEK INFORMATION, INC.

                    TRANSFER FEE: $6.00 PER NEW CERTIFICATE

     The Corporation shall furnish, without charge, to each shareholder who requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common           UNIF GIFT MIN ACT--__________
                                             Custodian________

     TEN ENT--as tenants by the entireties         (Cust)                (Minor)
     JT TEN--as joint tenants with right of        under Uniform Gifts to Minors
             survivorship and not as tenants       Act _________________________
             in common                                        (State)

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

     For Value Received, _________________________________________ hereby sell, assign and transfer unto_______________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated __________________________________    X
                                            ------------------------------------

                                            ____________________________________
SIGNATURE MUST BE GUARANTEED BY A           NOTICE: The signature of this
                                            assignment must correspond with the
                                            name as written upon the face of the
COMMERCIAL BANK OR TRUST COMPANY            certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatever.

OR MEMBER FIRM OF ONE OF THE FOLLOWING
EXCHANGES: NEW YORK STOCK
EXCHANGE, PACIFIC STOCK EXCHANGE,
AMERICAN STOCK EXCHANGE, MIDWEST
STOCK EXCHANGE.